                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment") dated as of December 5, 2002, is made by and among Kforce Inc., formerly known as kforce.com, Inc., a Florida corporation (the "Borrower"), the Subsidiary Guarantors, the Lenders identified on the signature pages hereof and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 3, 2000, as amended December 10, 2000, February 12, 2001, January 23, 2002, and August 5, 2002, (as at any time further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Amendments. The Credit Agreement is hereby amended as follows:

                (a) References to "$90,000,000" in the preamble of the Credit Agreement and in Section 1.1 of the Credit Agreement are hereby deleted reference to the amount of "$100,000,000" is substituted in lieu thereof.

                (b) Section 2.1(a) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                        (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrower has not delivered to the Administrative Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Administrative Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                        (i) For all Base Rate Revolving Loans and other Obligations (other than LIBOR Revolving Loans) at a fluctuating per annum rate equal to the Base Rate from the period commencing on the date of the Fifth Amendment through November 30, 2003 and thereafter at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin;

                        (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus 2.25% from the period commencing on the date of the Fifth Amendment through November 30, 2003 and thereafter at a fluctuating per annum rate equal to the LIBOR Rate plus the Applicable Margin.

                        Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the actual days elapsed over a year of 360 days. The Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR Interest Payment Date.

                (c) Sections 2.4, 2.5, 2.6 and 2.7 of the Credit Agreement are hereby deleted in their entirety and restated as follows:

                        2.4 Closing Fee. The Borrower agrees to pay the Administrative Agent concurrently with the execution and delivery of the Fifth Amendment a closing fee in the amount of $250,000 for the account of the Lenders in accordance with their respective Pro Rata Shares.

                        2.5 Unused Line Fee. On the first day of each month and on the Termination Date the Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to three tenths of one percent (0.3%) times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Administrative Agent shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

                        2.6 Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to two and one half percent (2.5%) per annum and to Administrative Agent for the benefit of the Letter of Credit Issuer a fronting fee of one quarter of one percent (0.25%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                        2.7 Other Fees. The Borrower shall pay to Administrative Agent other fees as set forth in the Revised Fee Letter.

                (d) Section 3.2 of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                        3.2 Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Administrative Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit,
        (b) the payment in full in cash of all reimbursable expenses and other Obligations, and (c) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under Section 4.4, if any.

                (e) Section 3.3 of the Credit Agreement is hereby deleted in its entirety.

                (f) Clause (b) of Section 7.4 of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                        (b) Upon reasonable notice as to the Borrower's principal business offices in Tampa, Florida, and upon no less than 72 hours notice as to any other business locations of the Borrower, each Credit Party will permit, and will cause each of its Subsidiaries to permit, representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect during normal business hours its properties, including its books and records, its accounts receivable, inventory, facilities and other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Administrative Agent, and its representatives, may conduct four (4) field examinations of the Collateral each fiscal year of the Borrower during the term of the Credit Agreement, at the expense of the Credit Parties; provided, however, if an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

                (g) Sections 7.22, 7.23 and 7.24 of the Credit Agreement are hereby deleted in their entirety and restated as follows:

                        7.22 Capital Expenditures. No Credit Party shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed (i) $1,000,000 during the Borrower's 2002 Fiscal Year; (ii) $6,000,000 during the Borrower's 2003 Fiscal Year or during any Fiscal Year thereafter.

                        7.23 EBITDA. The Borrower shall achieve EBITDA, on a consolidated basis, of not less than the amount indicated as of the last day of any fiscal quarter in which the Borrower fails to maintain Availability of at least $15,000,000 (the "Availability Threshold") unless, after any date on which the Availability Threshold is not satisfied (any such date being a "Threshold Breach Date"), Borrower shall have (i) achieved the Availability Threshold within (10) ten days after such Threshold Breach Date and (ii) continued to maintain the Availability Threshold thereafter for each of the next 30 days:

        Period Ending                                                     EBITDA
        -------------                                                     ------
        The fiscal quarter ending December 31, 2002                       $500,000
        The two (2)  fiscal quarters ending March 31, 2003                $1,000,000
        The three (3) fiscal quarters ending June 30, 2003                $2,000,000
        The four (4) fiscal quarters ending September 30, 2003            $6,000,000
        The four (4) fiscal quarters ending December 31, 2003             $9,000,000
        The four (4) fiscal quarters ending March 31, 2004                $10,000,000
        The four (4) fiscal quarters ending June 30, 2004                 $11,500,000
        The four (4) fiscal quarters ending September 30, 2004            $12,500,000
        The four (4) fiscal quarters ending December 31, 2004             $15,500,000
        The four (4) fiscal quarters ending March 31, 2005                $16,000,000
        The four (4) fiscal quarters ending June 30, 2005                 $17,000,000
        The four (4) fiscal quarters ending September 30, 2005            $18,000,000

        Unless otherwise indicated, solely for purposes of calculating EBITDA for the fiscal quarter ending December 31, 2002, the following amounts shall be added to Adjusted Net Earnings from Operations to the extent deducted therefrom:

                        (i) an amount not to exceed $2,700,000 in respect of the early termination fees and related expenses under Genuity data processing contracts;

                        (ii) the fair market value of marked to market interest rate swap unwind fees under Hedge Agreements with the Bank in an aggregate amount not to exceed $650,000;

                        (iii) asset write-offs arising from the write-down of the valuation of "Wizard" software in an amount not to exceed $750,000;

                        (iv) an amount not to exceed $1,500,000 in respect of employee severance expenses;

                        (v) non-cash charges arising by reason of changes in accounting rules, including FASB 142, to the extent such non-cash charges are required under GAAP and to the extent no future payment obligations will arise in respect thereto, but in no event shall such non-cash charges exceed $60,000,000 in the aggregate; and

                        (vi) non-cash charges related to the write-off of unexpired leases and amortized or depreciated assets in an aggregate amount not to exceed $10,000,000; provided that, commencing January 1, 2003 and thereafter, lease obligations due with respect to such unexpired leases shall be deducted from Net Income in the fiscal period in which they are due, net of sublease payments actually received by the Borrower in such period with respect thereto.

                        7.24 Minimum Availability. The Borrower shall maintain Availability of not less than $10,000,000 at all times during the term of this Agreement. In addition to the foregoing, for each of the thirty
        (30) days following the funding of (i) a Securities Repurchase Loan or
        (ii) an Acquisition Loan, Borrower shall maintain Availability of not less than $15,000,000; provided, however, that if the Target Asset Inclusion Conditions are satisfied, assets of the Target shall be included in the calculation of Availability for purposes of clause (ii) hereof.

                (i) Clause (vi) of Section 14.7 of the Credit Agreement is hereby deleted in its entirety and restated as follows:

        (vi) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Administrative Agent plus the Administrative Agent's then customary charge for field examinations and audits and the preparation of reports thereof as set forth in the Revised Fee Letter;

                (j) by deleting the definition of "Acquisition Loan Conditions" set forth in Annex A to the Credit Agreement and by restating such definition as follows, and, if the following provisions are inconsistent with any provision in any prior amendment to the Credit Agreement with respect to the subject matter hereof, the provision contained hereinafter shall govern and control:

                        "Acquisition Loan Conditions" means in respect of each request for an Acquisition Loan, each of the following:

                                (i) The Borrower shall have given Administrative
                        Agent 15 days' prior notice of its intent to request an Acquisition Loan, which notice shall include pro-formas contemplating the proposed Acquisition prepared in a form and using methodologies reasonably acceptable to Administrative Agent;

                                (ii) No Default or Event of Default exists and
                        no Default or Event of Default would exist after giving effect to the proposed Acquisition Loan;

                                (iii) Immediately after the funding of the
                        requested Acquisition Loan the Borrower shall have not less than $15,000,000 of Availability (based on pro-formas delivered to the Administrative Agent and prepared by the Borrower giving effect to the proposed Acquisition); provided, that no assets of the Target shall be included in the calculation of Availability for purposes of this clause (iii) unless each of the Target Asset Inclusion Conditions have been satisfied;

                                (iv) The Accounts Turnover shall be 60 days or
                        less for the 90 day period ending on the proposed funding date; and

                                (v) The proposed Acquisition is an Eligible
                        Acquisition.

                (k) by deleting the definition of "Applicable Margin" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

         "Applicable Margin" means

                (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), -0-%; and

                (ii) with respect to LIBOR Revolving Loans, 2.25%.

                Commencing on December 1, 2003, the foregoing Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Borrower's consolidated financial performance with respect to the Borrower's quarterly Financial Statements for the fiscal quarter ending September 30, 2003, and thereafter on the first day of the first calendar month that occurs more than 5 days after delivery of the Borrower's quarterly Financial Statements to Lenders, in each case based on Borrower's consolidated financial performance for the four (4) fiscal quarters then ending. Adjustments in Applicable Margins shall be determined by reference to the following grids:

        ------------------         -----------------     ---------------
        IF FUNDED DEBT TO          APPLICABLE MARGIN      APPLICABLE
             EBITDA IS                     FOR             MARGIN FOR
                                   LIBOR RATE LOANS      BASE RATE LOANS
        ------------------         -----------------     ---------------
        > 3.0X                           300 bps             75 bps
        -
        -----------------------------------------------------------
        > 2.5X but < 3.0X                275 bps             50 bps
        -
        -----------------------------------------------------------
        > 2.0X but < 2.5X                250 bps             25 bps
        -
        -----------------------------------------------------------
        > 1.5X but < 2.0X                225 bps             0 bps
        -
        -----------------------------------------------------------
        > 1.0X but < 1.5X                200 bps             0 bps
        -
        -----------------------------------------------------------
        < 1.0X                           175 bps             0 bps

                  All adjustments in the Applicable Margins after December 1, 2003, shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Administrative Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured. Solely for purposes of calculating EBITDA hereunder, the special adjustments for the Borrower's fiscal quarter ending December 31, 2002, contemplated in clause (v) of Section 7.23 of the Credit Agreement shall not be given effect hereunder for purposes of calculating the Applicable Margin at any date.

                  (l) by deleting the definition of "Borrowing Base" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Borrowing Base" means, at any time, an amount equal to (a) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (B) the lesser of (i) eighty percent (80%) of the Net Amount of Eligible Non-Invoiced Accounts or (ii) 35% of the aggregate amount of Eligible Accounts and Eligible Non-Invoiced Accounts (as measured as of the last day of the most recent fiscal quarter of the Borrower and as of the date of the funding of any Acquisition Loan, whichever occurred most recently) minus (b) Reserves from time to time established by the Administrative Agent in its reasonable credit judgment.

                  (m) by deleting clause (a) of the definition of "Eligible Acquisition" and restating such Subsection as follows:

                           (a) if such Acquisition involves the purchase of stock or other ownership interests, (i) the acquired Person shall be organized and existing under the laws of, and shall have its primary place of business located in, a state of the United States, and (ii) if such Acquisition shall be effected by merger, then the Borrower shall be the surviving entity;

                  (n) by deleting the definition of "Maximum Revolver Amount" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Maximum Revolver Amount" means $100,000,000.00.

                  (o) by deleting the definition of "Required Lenders" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate to 64% or more.

                  (p) by deleting the definition of "Securities Repurchase Loan Conditions" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Securities Repurchase Loan Conditions" means in respect of each request for any Securities Repurchase Loan, each of the following:

                                    (i) The Borrower shall give Administrative
                           Agent written notice of a request for a Securities Repurchase Loan and, concurrently therewith written confirmation that each of the Securities Repurchase Loan Conditions has been satisfied;

                                    (ii) No Default or Event of Default exists,
                           and no Default or Event of Default would exist after giving effect to the proposed Securities Repurchase Loan;

                                    (iii) Immediately after the funding of the
                           requested Securities Repurchase Loan, the Borrower shall have not less than $15,000,000 of Availability; and

                                    (iv) The Capital Stock to be repurchased by
                           the Borrower with the proceeds of the requested Securities Repurchase Loan shall constitute an Eligible Securities Repurchase; provided, however, that the proceeds of a Securities Repurchase Loan may be used to purchase Capital Stock owned by David L. Dunkel to the extent that it is for the market price as of the date of the purchase, the Administrative Agent is given notice that a Securities Repurchase Loan is being used for such purposes and such loan otherwise constitutes an Eligible Securities Repurchase.

                  (q) by deleting the definition of "Stated Termination Date" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Stated Termination Date" means November 3, 2005.

                  (r) by deleting the definition of "Unused Letter of Credit Subfacility" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                           "Unused Letter of Credit Subfacility" means an amount equal to $7,500,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  (s) by deleting Schedule 1.2 to the Credit Agreement and by replacing such schedule with Schedule 1.2 attached to this Fifth Amendment.

                  (t) by adding the following new definitions to Annex A to the Credit Agreement in the proper alphabetical sequence:

                           "Accounts Turnover" means, in respect of any applicable 90 day period, a number determined by (a) dividing (i) the number equal to the Borrower's actual sales and billed expenses for such period times four (4), by (ii) the average unpaid balance of all billed Accounts (exclusive of Accounts that have been charged-off or otherwise reserved against income) during such period, and (b) dividing the quotient of the foregoing into 365.

                           "Fifth Amendment" means the Fifth Amendment to Amended and Restated Credit Agreement, dated as of December 5, 2002, among the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent.

                           "Revised Fee Letter" means the letter from Administrative Agent to Borrower, dated as of December 5, 2002, setting forth certain fees and charges payable in connection with the credit facilities contemplated under this Agreement.

                           "Target" means any Person whose capital stock or assets are acquired by the Borrower in an Eligible Acquisition.

                           "Target Asset Inclusion Conditions" mean each of the following:

                                   (i) Administrative Agent shall have completed
                           field examinations and/or appraisals of the Target and its assets with results that are reasonably acceptable to Administrative Agent and Lenders;

                                   (ii) the advance rates applicable to
                           Eligible Accounts are deemed by Administrative Agent to be reasonable and appropriate in respect of Accounts of the Target; and

                                   (iii) Administrative Agent has established
                           such Reserves with respect to the Target and/or its assets as it deems appropriate in its reasonable credit judgment.

         2. Funding of Payroll and Other Direct Deposit Accounts. For so long as no Default or Event of Default exists, Administrative Agent shall not, nor shall it require the Borrower, to fund the Borrower's payroll or other direct deposit accounts sooner than the Business Day on which funds are to be actually disbursed to the payees of such direct deposit accounts.

         3. Schedule of Unexpired Leases. On or before January 30, 2003, the Borrower shall deliver to the Administrative Agent a schedule of all unexpired leases the expenses for which were accelerated as of the close of the Borrower's 2002 fiscal year and a schedule of all remaining lease payments payable with respect to such unexpired leases on a month-by-month basis.

         4. Change of Address. For purposes of Section 14.8 of the Credit Agreement and all other applicable provisions of the Credit Agreement or any of the other Loan Documents, the Borrower's address and the address for purposes of notifications to any Credit Party under the Credit Agreement or any Loan Document shall be as follows:

                         Kforce Inc.
                         1001 East Palm Avenue
                         4th Floor
                         Tampa, Florida 33605
                         Attention: Chief Financial Officer
                         Telecopy No.: (813) 254-9640

         5. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Administrative Agent):

                  (a) The Administrative Agent shall have received executed counterparts of this Fifth Amendment duly executed by the Credit Parties, the Administrative Agent and the Lenders; and

                  (b) The CIT Group/Business Credit, Inc. shall have agreed to purchase and hold not less than $20,000,000 of the Revolving Loan Commitments;

                  (c) PNC Business Credit, Inc. shall have agreed to purchase and hold not less than $12,500,000 of the Revolving Loan Commitments;

                  (d) Standard Federal Bank National Association, as successor in interest to Mellon Bank, N.A. shall executed and delivered to the Administrative Agent the "Acknowledgement" attached hereto;

                  (e) The Administrative Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Fifth Amendment.

         6. Consent and Agreement of Lenders and New Lenders. Subject to the provisions of Section 5 above, (a) the Lenders hereby (i) consent to the non-ratable repayment by the Borrower to Standard Federal Bank National Association, as successor in interest to Mellon Bank, N.A. ("Standard") of all amounts owing to Standard under the Credit Agreement as set forth on the "Payoff Schedule" attached hereto and Standard shall thereupon cease to be a Lender under the Credit Agreement and shall have no further rights, duties or obligations thereunder and (ii) agree that upon the date of satisfaction of the conditions to the effectiveness of this Fifth Amendment (the "Effective Date") the Lenders identified as "New Lenders" on the signature pages hereof shall be deemed "Lenders" party to this Agreement and the Credit Agreement with the respective Revolving Loan Commitments set forth in Schedule 1.2 attached hereto, and (b) the Lenders and the New Lenders hereby agree that they will make to the Administrative Agent (or accept from the Administrative Agent) such payments as are set forth on Exhibit A as are required to result in each Lender and each New Lender having its Pro Rata Share of the outstanding Revolving Loans as of the Effective Date in accordance with their respective Revolving Loan Commitments as reflected on Schedule 1.2.

         7. Representations and Warranties. The Borrower and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set out in Article 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Fifth Amendment.

         8. Guarantor Acknowledgments. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Fifth Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Fifth Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under Article 13 of the Credit Agreement or the other Loan Documents.

         9. Authorization. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

                  (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Fifth Amendment.

                  (ii) This Fifth Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Fifth Amendment.

         10. No Novation; Etc. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Credit Parties under the Credit Agreement and the other Loan Documents, are hereby ratified and confirmed. This Fifth Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement and the other Loan Documents as herein modified shall continue in full force and effect.

         11. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Fifth Amendment to produce or account for more than one such counterpart.

         12. Governing Law. This Fifth Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

         WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                      KFORCE INC., formerly known as KFORCE.COM, INC.,
                               a Florida corporation


                               By: /s/ Judy Genshino
                                 ------------------------
                               Name: Judy Genshino
                               Title: Assistant Treasurer

GUARANTORS:                     KFORCE AIRLINES, INC., a Florida corporation

                                By: /s/ Judy Genshino
                                  ------------------------
                                Name: Judy Genshino
                                Title: Assistant Treasurer


                                ROMAC INTERNATIONAL, INC., a Florida corporation

                                By: /s/ Judy Genshino
                                  ------------------------
                                Name: Judy Genshino
                                Title: Assistant Treasurer


                                KFORCE.COM, INC., formerly known as Kforce, Inc.

                                By: /s/ Judy Genshino
                                  ------------------------
                                Name: Judy Genshino
                                Title: Assistant Treasurer

AGENT:                      BANK OF AMERICA, N.A., as
                            Administrative Agent

                            By: /s/ Mark Herdman
                               --------------------
                            Name: Mark Herdman
                            Title: Vice President

LENDERS: BANK OF AMERICA, N.A., individually in its capacity as a Lender

                            By: /s/ Mark Herdman
                               --------------------
                            Name: Mark Herdman
                            Title: Vice President

LENDER:                             FLEET CAPITAL CORPORATION

                                    By: /s/ Christopher Nairne
                                       -----------------------
                                    Name: Christopher Nairne
                                    Title: Vice President

NEW LENDER:                         THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By: /s/ Neal Mulford
                                      -------------------
                                    Name: Neal Mulford
                                    Title: Vice President

NEW LENDER:                          PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ Michael E. Picard
                                        -----------------------
                                     Name: Michael E. Picard
                                     Title: Vice President

                                  SCHEDULE 1.2

                                   COMMITMENTS


                                  Revolving Loan            Pro Rata Share
       Lender                       Commitment               (3 decimals)
       ------                       ----------               ------------
Bank of America, N.A.               $35,000,000                 35%

Fleet Capital Corporation           $32,500,000                 32.5%

The CIT Group/                      $20,000,000                 20%
Business Credit, Inc.

PNC Bank                            $12,500,000                 12.5%
National Association

Total                               $100,000,000                100%
                                                                ----

                                    EXHIBIT A

Net payments from (to) Lenders and New Lenders on the Effective Date (December 6, 2002):

Bank of America, N.A.                                 ($4,504,160.56)

Fleet Capital Corporation                              $1,027,627.90

The CIT Group/Business Credit, Inc.                    $4,400,000.00

PNC Bank, National Association.                        $2,750,000.00

Acknowledgement of Standard:


         The undersigned, Standard Federal Bank National Association, as successor in interest to Mellon Bank, N.A. ("Standard"), acknowledges receipt of the foregoing Fifth Amendment, confirms that the payoff amounts set forth on Payoff Schedule attached hereto are correct and complete, and that from and after receipt by Standard of the amount set forth opposite the heading "Total Payoff Amount to Standard" reflected on the Payoff Schedule, it shall have no further rights, duties or obligations under the Credit Agreement.

         IN WITNESS WHEREOF, Standard has caused this Acknowledgment to be executed and delivered by its duly authorized officers as of the date first written above.

                                 STANDARD FEDERAL BANK NATIONAL
                                 ASSOCIATION, formerly known as
                                 MICHIGAN NATIONAL BANK, as successor
                                 in interest to Mellon Bank, N.A.

                                 By:  LaSALLE BUSINESS CREDIT, INC., Its agent

                                          By: /s/ Roder D. Attix
                                             --------------------
                                          Name: Roger D. Attix
                                          Title: Vice President

                                 PAYOFF SCHEDULE

Payments to Standard:

Principal Balance of Revolving Loans (as of 12/6/02)               $3,673,467.34

Accrued Interest on Revolving Loans (to 12/6/02)                   $2,406.52

Letter of Credit Fees (to 12/6/02)                                 $212.26

Unused Line Fees (to 12/6/02)                                      $748.86

Total Payoff Amount to Standard (as of 12/6/02)                    $3,676,834.98